Exhibit 99.1

OLB Group Announces Insider Stock Purchases Totaling 114,143 Shares and Corporate Stock Buyback of 116,172 Shares

NEW YORK, NY / ACCESSWIRE / December 21, 2022 / The OLB Group, Inc., (NASDAQ:OLB), a diversified Fintech eCommerce merchant services provider and Bitcoin mining enterprise, announced today that senior management, including the OLB’s Chairman & CEO, Ronny Yakov and Patrick Smith, Vice President of Finance, collectively purchased 114,143 shares of OLB between since December 1, 2022 in open-market transactions and each currently has plans to continue to add to their positions periodically. In addition, as of December 20, 2022, the Company has purchased 116,272shares under the Company’s previously announced stock buyback program to reduce its shares outstanding count by 1,000,000 shares.

Ronny Yakov, CEO of OLB, said, “As we previously announced, our Board of Directors has authorized a stock buyback to buy our common stock from time to time as market conditions warrant to reduce our shares outstanding at historically low valuations. Considering OLB’s current market cap is only about $13 million with our Year over Year revenue growth approaching 100% to a revenue projection of over $31 million for 2022, Patrick and I have decided to purchase shares personally when permitted as we believe the trading price does not reflect the value of the shares.”

Future OLB Press Releases and Updates

Interested investors or shareholders can be notified of future Press releases and Industry Updates by email: ir@olb.com

About The OLB Group, Inc.

The OLB Group, Inc. is a diversified Fintech eCommerce merchant services provider and Bitcoin crypto mining enterprise. The Company’s eCommerce platform delivers cloud-based merchant services for a comprehensive digital commerce solution to over 10,500 merchants in all 50 states. DMint, a wholly owned subsidiary of OLB Group, is engaged in the mining of Bitcoin utilizing sustainable natural gas with an initial deployment of efficient 1,000 ASIC-based S19j Pro 96T mining computers.

For more information about The OLB Group, please visit https://www.olb.com and http://investors.olb.com

Safe Harbor Statement

All statements from The OLB Group, Inc. in this news release that are not based on historical fact are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and the provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements concerning the impact of COVID-19 on our operations and financial condition, our ability to implement our proprietary merchant boarding and CRM system and to roll out our Omni Commerce and SecurePay applications, including payment methods, to our current merchants and the integration of our secure payment gateway with our crowdfunding platform, our ability to successfully launch a cryptocurrency mining operation and our ability to earn revenue from the new operations. While the Company’s management has based any forward-looking statements contained herein on its current expectations, the information on which such expectations were based may change. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of risks, uncertainties, and other factors, many of which are outside of our control, that could cause actual results to materially differ from such statements. Such risks, uncertainties, and other factors include statements regarding the expected revenue and income for operations to be generated by The OLB Group, Inc. For other factors that may cause our actual results to differ from those that are expected, see the information under the caption “Risk Factors” in the Company’s most recent Form 10-K and 10-Q filings, and amendments thereto, as well as other public filings with the SEC since such date. The Company operates in a rapidly changing and competitive environment, and new risks may arise. Accordingly, investors should not place any reliance on forward-looking statements as a prediction of actual results. The Company disclaims any intention to, and undertakes no obligation to, update or revise any forward-looking statement.

Contact:

OLB Group Investor Relations
Rick Lutz
IR@OLB.com
(212) 278-0900 Ext. 333

SOURCE: The OLB Group, Inc.